Exhibit 99.1

FOR IMMEDIATE RELEASE
Evergy Announces Chief Executive Officer Terry Bassham to Retire

Board Forms Search Committee to Review Internal and External
Succession Candidates

Kansas City, MO – August 27, 2020 – Evergy, Inc. (NYSE: EVRG) today announced that Terry Bassham has informed the Board of Directors (the “Board”) of his decision to retire as President, Chief Executive Officer and a Director of Evergy. To ensure a smooth transition, Bassham will continue to serve as Director, President and Chief Executive Officer of Evergy until his successor is appointed.
The Board has formed a search committee to complete the company’s CEO succession process. Tom Hyde, Lead Independent Director, Mollie Carter, Chair of the Compensation and Leadership Development Committee, Sandra Lawrence, Chair of the Nominating, Governance, and Corporate Responsibility Committee, Ann Murtlow, Chair of the Power Delivery and Safety Committee, and Paul Keglevic, Co-chair of the Strategic Review and Operations Committee and Finance Committee, along with Mark Ruelle, Board Chair, will serve as members of the committee, with Ruelle serving as its chair. The committee will review both internal and external candidates and expects to conclude its work by year end.
“Since closing the merger that created Evergy more than two years ago, we have exceeded our merger goals, creating more than $300 million in cost savings to benefit our customers and shareholders, commented Bassham. “Our successful integration as a management team and strong, consistent execution to date has allowed us to exceed forecasted merger benefits and meet all of our regulatory commitments while improving operational excellence and increasing our involvement in the communities we serve. Now, with the creation and launch of our five-year Sustainability Transformation Plan, Evergy is well-positioned for its next chapter. As we embark on this new high-performance plan, I believe this is the right time for Evergy to transition to a new CEO who has the career runway to see the plan through from the start.”
Bassham, who turned 60 earlier this month, has served as President, Chief Executive Officer and Director of Evergy since its formation in 2018 through the combination of Great Plains Energy and Westar. Prior to that he served as the Chairman of the Board and CEO of Great Plains Energy since 2012.
“It has been my honor and privilege to serve this great company. I am proud of our Evergy team and all we have built together,” continued Bassham. “I’ve always said that what I love most about Evergy is the people and the passion our employees have for our customers and communities. Evergy is embarking on a transformative journey that will result in a greener, more reliable and more affordable electric utility for Missourians and Kansans, with enhanced earnings growth and value creation for Evergy’s shareholders. Having served more than 15 years here in senior executive leadership roles, I feel that now is the right time to make a change to ensure leadership continuity through the execution of the Sustainability Transformation Plan.”
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“The Board is grateful to Terry for his leadership in successfully bringing these two companies together to create a great, safe work environment that has allowed Evergy to fulfill all its commitments to our customers and our communities,” said Ruelle. “He has capably led our company through significant change. Now, he has positioned Evergy for greater growth to provide long-term sustainable value for shareholders and customers.”
Evergy announced its high-performance Sustainability Transformation Plan on August 5th of this year. The Board unanimously adopted it as the best risk-adjusted strategy to drive increased value for all Evergy’s stakeholders, including shareholders, customers, employees and the communities it serves. The plan resulted from a comprehensive, independent review that began earlier this year and was conducted by the Board’s Strategic Review & Operations Committee.

“Terry’s leadership as CEO and as a member of the Strategic Review and Operations Committee of the Board was instrumental in formulating the Sustainability Transformation Plan,” said Paul Keglevic, Evergy Board Member and Co-Chair of the Strategic Review and Operations Committee. “While the Board would like to see Terry continue to serve as Evergy’s CEO through the full implementation of the plan, we realize that does not match up with Terry’s personal timeline and, as such, agree with him that we have reached a natural inflection point to appoint a new CEO.”

During his tenure at Evergy, Bassham has held numerous leadership roles in industry organizations, including serving on the Board of Directors of the Electric Power Research Institute and the Edison Electric Institute. He has also been involved with a myriad of civic and charitable organizations, including board positions with GoTopeka, the Kansas City Symphony, the Linda Hall Library, the Greater Kansas City Chamber of Commerce, the Kansas State Chamber of Commerce, the Kansas City Civic Council, the Urban Neighborhood Initiative and Guadalupe Center, Inc. Bassham currently serves as a member of the Board of Directors for Commerce Bancshares.

About Evergy, Inc.

Evergy, Inc. (NYSE: EVRG) serves approximately 1.6 million customers in Kansas and Missouri. We were formed in 2018 when long-term local energy providers KCP&L and Westar Energy merged. We generate nearly half the power we provide to homes and businesses with emission-free sources. We support our local communities where we live and work and strive to meet the needs of customers through energy savings and innovative solutions.

Forward Looking Statements
Statements made in this press release that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements relating to our strategic plan, including, without limitation, those related to earnings per share, dividend, operating and maintenance expense and capital investment goals; the outcome of regulatory and legal proceedings; future energy demand; future power prices; plans with respect to existing and potential future generation resources; the availability and cost of generation resources and energy storage; targeted emissions reductions; and other matters relating to expected financial
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FOR IMMEDIATE RELEASE
performance or affecting future operations. Forward-looking statements are often accompanied by forward-looking words such as “anticipates,” “believes,” “expects,” “estimates,” “forecasts,” “should,” “could,” “may,” “seeks,” “intends,” “proposed,” “projects,” “planned,” “target,” “outlook,” “remain confident,” “goal,” “will” or other words of similar meaning. Forward-looking statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the forward-looking information.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Evergy, Inc., Evergy Kansas Central, Inc. and Evergy Metro, Inc. (collectively, the Evergy Companies) are providing a number of risks, uncertainties and other factors that could cause actual results to differ from the forward-looking information. These risks, uncertainties and other factors include, but are not limited to: economic and weather conditions and any impact on sales, prices and costs; changes in business strategy or operations; the impact of federal, state and local political, legislative, judicial and regulatory actions or developments, including deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding, among other things, customer rates and the prudency of operational decisions such as capital expenditures and asset retirements; changes in applicable laws, regulations, rules, principles or practices, or the interpretations thereof, governing tax, accounting and environmental matters, including air and water quality and waste management and disposal; the impact of climate change, including increased frequency and severity of significant weather events and reduced demand for coal-based energy; prices and availability of electricity in wholesale markets; market perception of the energy industry and the Evergy Companies; the impact of the Coronavirus (COVID-19) pandemic on, among other things, sales, results of operations, financial condition, liquidity and cash flows, and also on operational issues, such as the availability and ability of our employees and suppliers to perform the functions that are necessary to operate the Evergy Companies; changes in the energy trading markets in which the Evergy Companies participate, including retroactive repricing of transactions by regional transmission organizations and independent system operators; financial market conditions and performance, including changes in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; the transition to a replacement for the London Interbank Offered Rate (LIBOR) benchmark interest rate; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including cyber terrorism; ability to carry out marketing and sales plans; cost, availability, quality and timely provision of equipment, supplies, labor and fuel; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays and cost increases of generation, transmission, distribution or other projects; the Evergy Companies’ ability to manage their transmission and distribution development plans and transmission joint ventures; the inherent risks associated with the ownership and operation of a nuclear facility, including environmental, health, safety, regulatory and financial risks; workforce risks, including those related to increased costs of, or changes in, retirement, health care and other benefits; disruption, costs and uncertainties caused by or related to the actions of individuals or entities, such as activist shareholders or special interest groups, that seek to influence our strategic plan, financial results or operations; the possibility that strategic initiatives, including mergers, acquisitions and divestitures may not create the value that they are expected to achieve in a timely manner or at all; difficulties in maintaining relationships with customers, employees, regulators or suppliers; and other risks and uncertainties.
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evergyinc.com

FOR IMMEDIATE RELEASE
This list of factors is not all-inclusive because it is not possible to predict all factors. Additional risks and uncertainties are discussed from time to time in current, quarterly and annual reports filed by the Evergy Companies with the Securities and Exchange Commission (SEC). Reports filed by the Evergy Companies with the SEC should also be read for more information regarding risk factors. Each forward-looking statement speaks only as of the date of the particular statement. The Evergy Companies undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Media Contact:
Gina Penzig
Manager, External Communications
Phone: 785-575-8089
Gina.Penzig@evergy.com
Media line: 888-613-0003

Investor Contact:
Cody VandeVelde
Director, Investor Relations
Phone: 785-575-8227
Cody.VandeVelde@evergy.com
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evergyinc.com